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                                                                     EXHIBIT 3.9

                                                         EFFECTIVE AS OF 1/30/97



                                   BY-LAWS OF

                              LEHMAN BROTHERS INC.
                            (A DELAWARE CORPORATION)


                                   ARTICLE I
                            MEETINGS OF SHAREHOLDERS


SECTION 1. ANNUAL MEETING. The annual meeting of the shareholders of Lehman Brothers Inc. (hereinafter referred to as the "Corporation") for the election of directors and for the transaction of such other business as may come before the meeting shall be held on the fourth Thursday in September in each year, if not a legal or recognized religious holiday, and if a legal or recognized religious holiday, then on the next succeeding day not a legal or recognized religious holiday, at such time as shall be designated by the Board of Directors (hereinafter referred to as the "Board"), the Chairman of the Board or the President. The Board may, in its absolute discretion, direct that the annual meeting be held on such day other than the fourth Thursday in September (but within thirty days prior thereto or sixty days subsequent thereto) as shall be designated in the Board resolution calling such meeting. If the annual meeting shall not be held as hereinabove provided for, the Board shall call a special meeting for the election of directors, which meeting shall be held within two months after said day.

SECTION 2. SPECIAL MEETINGS. Special meetings of the shareholders, unless otherwise prescribed by statute, may be called at any time by the Board, the Chairman of the Board or the President.

SECTION 3. NOTICE OF MEETINGS. Notice of the place, date and time of the holding of each annual and special meeting of the shareholders and, in the case of a special meeting, the purpose or purposes thereof, shall be given personally or by mail in a postage prepaid envelope, not less than ten nor more than sixty days before the date of such meeting, to each shareholder entitled to vote at such meeting, and, if mailed, it shall be directed to such shareholder at his address as it appears on the record of shareholders, unless he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address. Any such notice for any meeting other than the annual meeting shall indicate that it is being issued at the direction of the Board or officer who shall have called the meeting. Notice of any meeting of shareholders shall not be required to be given to any shareholder who shall attend such meeting in person or by proxy and who does not, prior to the conclusion of such meeting, protest the lack of notice thereof, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy. Unless the Board shall fix after the adjournment a new record date for an adjourned
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meeting, notice of such adjourned meeting need not be given if the time and place to which the meeting shall be adjourned were announced at the meeting at which the adjournment is taken. Any action required to be taken at any annual or special meeting of shareholders of this Corporation or any action which may be taken at any such annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing.

SECTION 4. PLACE OF MEETINGS. Meetings of the shareholders may be held at such place, within or without the State of New York, as the Board or the officer calling the same shall specify in the notice of such meeting.

SECTION 5. QUORUM. At all meetings of the shareholders the holders of a majority of the shares of stock of the Corporation issued and outstanding and entitled to vote shall be present in person or by proxy to constitute a quorum for the transaction of any business, except as otherwise provided by statute. In the absence of a quorum, the holders of a majority of the shares of stock present in person or by proxy and entitled to vote may adjourn the meeting from time to time. At any such adjourned meeting at which a quorum may be present any business may be transacted which might have been transacted at the meeting as originally called.

SECTION 6. ORGANIZATION. At each meeting of the shareholders the Chairman of the Board, or in his absence or inability to act, the Co-Chairman of the Board, or in his absence or inability to act, a Vice Chairman of the Board, or in the absence or inability to act of the Chairman of the Board, the Co-Chairman of the Board and the Vice Chairmen of the Board, the Chief Executive Officer, or in his absence, the Chief Operating Officer, or in the absence of any of the foregoing, the President shall act as chairman of the meeting. The Secretary, or, in his absence or inability to act, any person appointed by the chairman of the meeting, shall act as secretary of the meeting and keep the minutes thereof.

SECTION 7. ORDER OF BUSINESS. The order of business at all meetings of the shareholders shall be as determined by the chairman of the meeting.

SECTION 8. VOTING. Except as otherwise provided by statute or the Certificate of Incorporation, each holder of record of shares of stock of the Corporation having voting power shall be entitled at each meeting of the shareholders to one vote for every share of such stock standing in his name on the record of shareholders of the Corporation:

         a.       on the date fixed pursuant to the provisions of Section 5 of
                  Article VI of these By-Laws as the record date for the determination of the shareholders who shall be entitled to notice of and to vote at such meeting; or


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         b.       if such record date should not have been so fixed, then at the close of business on the day next preceding the day on which notice thereof shall be given.

Each shareholder entitled to vote at any meeting of shareholders may authorize another person or persons to act for him by a proxy signed by such shareholder or his attorney-in-fact. Any such proxy shall be delivered to the secretary of such meeting at or prior to the time designated in the order of business for so delivering such proxies. A proxy shall not be valid after the expiration of eleven months from the date thereof, unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the shareholder executing it, except in those cases where an irrevocable proxy is permitted by law. Except as otherwise provided by statute or the Certificate of Incorporation, any corporate action to be taken by vote of the shareholders shall be authorized by a majority of the votes cast at a meeting of shareholders by the holders of shares present in person or represented by proxy and entitled to vote on such action. Unless required by statute, or determined by the chairman of the meeting to be advisable, the vote on any question need not be by ballot. On a vote by ballot, each ballot shall be signed by the shareholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

SECTION 9. LIST OF SHAREHOLDERS. A list of shareholders as of the record date, certified by the Secretary of the Corporation or by the transfer agent for the Corporation, shall be produced at any meeting of the shareholders upon the request of any shareholder made at or prior to such meeting.

SECTION 10. INSPECTORS. The Board may, in advance of any meeting of shareholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If the inspectors should not be so appointed or if any of them should fail to appear or act, the chairman of the meeting may, and on the request of any shareholder entitled to vote thereat shall, appoint inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the chairman of the meeting or any shareholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be shareholders.


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                                  ARTICLE II
                              BOARD OF DIRECTORS

SECTION 1. GENERAL POWERS. The business and affairs of the Corporation shall be managed by the Board. The Board may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by statute, the Constitution of the New York Stock Exchange, Inc., the Rules of the Board of Directors of the New York Stock Exchange, Inc., or the Certificate of Incorporation directed or required to be exercised or done by the shareholders.

SECTION 2. NUMBER, QUALIFICATIONS, ELECTION AND TERM OF OFFICE. The number of directors which this Corporation shall have shall be not less than three and shall consist of such number as may be fixed from time to time by resolution of the Board. Any decrease in the number of directors shall be effective at the time of the next succeeding annual meeting of the shareholders unless there shall be vacancies in the Board, in which case such decrease may become effective at any time prior to the next succeeding annual meeting to the extent of the number of such vacancies. All the directors shall be of full age. Directors need not be shareholders. Except as otherwise provided by statute or these By-Laws, the directors shall be elected at the annual meeting of the shareholders and at each meeting of the shareholders for the election of directors at which a quorum is present the persons receiving a plurality of the votes cast at such election shall be elected. Each director shall hold office until the next annual meeting of the shareholders and until his successor shall have been duly elected and qualified, or until his death, or until he shall have resigned or have been removed, as hereinafter provided in these By-Laws.

SECTION 3. PLACE OF MEETINGS. Meetings of the Board may be held at such place, within or without the State of New York, as the Board may from to time determine or as shall be specified in the notice of such meeting.

SECTION 4. FIRST MEETING. The Board shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of the shareholders, on the same day and at the same place where such annual meeting shall be held. Notice of such meeting need not be given. Such meeting may be held at any other time or place (within or without the State of New York) which shall be specified in a notice thereof given as hereinafter provided in Section 7 of this Article II.

SECTION 5. REGULAR MEETINGS. Regular meetings of the Board shall be held at such time as the Board may fix. If any day fixed for a regular meeting should be a legal or recognized religious holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at the same hour on the next succeeding business day. Notice of regular meetings of the Board need not be given except as otherwise required by statute or these By-Laws.


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SECTION 6. SPECIAL MEETINGS. Special meetings of the Board may be called by two or more directors of the Corporation or by the Chairman of the Board or the President.

SECTION 7. NOTICE OF MEETINGS. Notice of each special meeting of the Board (and of each regular meeting for which notice shall be required) shall be given by the Secretary or the Chairman of the Board as hereinafter provided in this
Section 7, in which notice shall be stated the time and place (within or without the State of New York) of the meeting. Notice of each such meeting shall be delivered to each director either personally or by telephone, telegraph, cable or wireless, at least twenty-four hours before the time at which such meeting is to be held or by first class mail, postage prepaid, addressed to him at his residence or usual place of business, at least two days before the day on which such meeting is to be held. Notice of any such meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him. Except as otherwise specifically required by these By-Laws, a notice or waiver of notice of any regular or special meeting need not state the purposes of such meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing is filed with the minutes of proceedings of the Board or such committee.

SECTION 8. QUORUM AND MANNER OF ACTING. A majority of the entire Board shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting, and, except as otherwise expressly required by statute or the Certificate of Incorporation, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board. In the absence of a quorum at any meeting of the Board, a majority of the directors present thereat may adjourn such meeting to another time and place. Notice of the time and place of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless such time and place were announced at the meeting at which the adjournment was taken, to the other directors. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. The directors shall act only as a Board and the individual directors shall have no power as such.

SECTION 9. ORGANIZATION. At each meeting of the Board, the officer specified in
Article IV hereof (or, in the absence or inability to act of all officers designated in Article IV hereof so to act, another director chosen by a majority of the directors present) shall act as chairman of the meeting and preside thereat. The Secretary (or, in his absence or inability to act, any person appointed by the Chairman) shall act as secretary of the meeting and keep the minutes thereof.

SECTION 10. RESIGNATIONS. Any director of the Corporation may resign at any time by giving written notice of his resignation to the Board, the Chairman of the Board or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall

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become effective shall not be specified therein, immediately upon its receipt;
and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 11. VACANCIES. Any vacancy in the Board, whether arising from death, resignation, removal (with or without cause), an increase in the number of directors or any other cause, may be filled by the vote of a majority of the directors then in office, though less than a quorum, or by the shareholders at the next annual meeting thereof or at a special meeting thereof; and each director so elected shall hold office for the unexpired term of his predecessor.

SECTION 12. REMOVAL OF DIRECTORS. Any director may be removed, either with or without cause, at any time, by the shareholders at a special meeting thereof. Any director may be removed for cause by the Board at a special meeting thereof.

SECTION 13. COMPENSATION. The Board shall have authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.

SECTION 14. MEETINGS BY CONFERENCE TELEPHONE. Notwithstanding anything to the contrary contained in these By-Laws, the Board of Directors of this Corporation, and any committee (including but not limited to the Executive Committee) designated by such Board pursuant to Article III hereof, may participate in a meeting of said Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 14 shall constitute presence in person at such meeting.

                                   ARTICLE III
                         EXECUTIVE AND OTHER COMMITTEES

SECTION 1. EXECUTIVE COMMITTEE. The Board may, by resolution adopted by a majority of the entire Board, designate an Executive Committee consisting of one or more of the directors of the Corporation, which Committee shall have and may exercise all the authority of the Board as permitted pursuant to the Delaware General Corporation Law including but not limited to declaration of dividends, authorization for the issuance of stock, adoption of a certificate of ownership and merger pursuant to Section 253 of the said Delaware Law, except that it shall not have authority with respect to:

         a. the submission to shareholders of any action requiring authorization of shareholders pursuant to statute or the Certificate of Incorporation;

         b. the filling of vacancies on the Board or in any committee of the Board, including the Executive Committee;

         c. the amendment or repeal of these By-Laws or the adoption of new By-Laws; and


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         d.       the amendment or repeal of any resolution of the Board which by its terms may be amended or repealed only by the Board.

The Board shall have the power at any time to change the membership of the Executive Committee, to fill all vacancies in it, or to dissolve it.

The Executive Committee shall keep written minutes of its proceedings and shall report such minutes to the Board upon the request of a majority of the members of the Board of Directors. All such proceedings shall be subject to revision or alteration by the Board; provided, however, that third parties shall not be prejudiced by such revision or alteration.

SECTION 2. OTHER COMMITTEES. The Board may, by resolution adopted by a majority of the entire Board, designate other committees, each consisting of one or more of the directors of the Corporation, which committees, except as otherwise prescribed by statute, shall have and may exercise the authority of the Board to the extent that such authority shall be conferred by the resolutions designating such committees.

SECTION 3. GENERAL. A majority of any committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide. The Board shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee. Nothing herein shall be deemed to prevent the Board from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that any such committee shall not have nor exercise any authority of the Board.

                                  ARTICLE IV
                                   OFFICERS

SECTION 1. NUMBER AND QUALIFICATIONS. The officers of the Corporation shall include the Chairman of the Board of Directors, the Co-Chairman of the Board, one or more Vice Chairmen of the Board, the Chief Executive Officer, the Chief Operating Officer, the Chief Administrative Officer, the Co-Chief Administrative Officers, the Chief Financial Officer, the President, one or more Senior Managing Directors and Managing Directors of the Corporation, one or more Vice Presidents (one or more of whom may be designated by the Board of Directors as Senior Executive Vice Presidents, Executive Vice Presidents, Executive Vice President--Finance, Senior Vice Presidents or First Vice Presidents), the Controller, the Treasurer, the Secretary, and one or more Assistant Treasurers and Assistant Secretaries. The Board may also from time to time by resolution establish Divisions of the Corporation, and may elect officers of any such Division, including a Chairman, Vice Chairman, President, one or more Senior Managing Directors and one or more Managing Directors, and one or more Senior Vice Presidents, First Vice Presidents and Vice Presidents, who shall be Officers of the Corporation. Any two or more offices may be held by the same person, except the offices of President and Secretary. The Chairman of the Board, the

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Co-Chairman of the Board, the Vice Chairman of the Board, the Chief Executive
Officer, the Chief Operating Officer and the President shall be chosen from among the Board of Directors. All of the officers mentioned hereinbefore in this Article shall be elected from time to time by the Board, each to hold office until the meeting of the Board following the next annual meeting of the shareholders, or until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned, or shall have been removed as hereinafter provided in these By-Laws. The Board may from time to time elect, or delegate to any one or more officers the power to appoint, such other noncorporate titleholders and Davis, Skaggs Divisional Noncorporate Titleholders (including Chief Financial Officer of the Lehman Brothers Division, President of the Private Client Group of the Shearson Lehman Brothers Division, Managing Partner of the Lehman Brothers Division, Chief Administrative Officer of the Lehman Brothers Division, Chief Administrative Officer of the Shearson Lehman Brothers Division, Chief Financial Officer of the Shearson Lehman Brothers Division, Chief Technology and Operations Officer of the Lehman Brothers Division, President of the Asset Management Group of the Shearson Lehman Brothers Division, one or more Advisory Directors, Assistant Vice Presidents, Controllers--Commodities, Senior Vice Presidents--Administration, Vice Presidents--Administration, Second Vice Presidents--Administrative Manager, Senior Vice Presidents--Arbitrage, First Vice Presidents--Arbitrage, Vice Presidents--Arbitrage, Vice Presidents--Assistant Manager, Vice Presidents--Associate Manager, Senior Vice Presidents--Commodities, First Vice Presidents--Commodities, Vice Presidents-- Commodities, Assistant Vice Presidents--Commodities, Second Vice Presidents-- Commodities, Assistant Vice Presidents--Commodity Meteorologist, First Vice Presidents--Commodity Research, Vice Presidents--Commodity Research, Assistant Vice Presidents--Commodity Research, Vice Presidents--Communications Planning and Technology, Vice Presidents--Control Administrator, Senior Vice Presidents--Convertible Arbitrage, First Vice Presidents--Convertible Arbitrage, Vice Presidents--Convertible Arbitrage, Assistant Vice Presidents--Convertible Arbitrage, Senior Vice Presidents-- Corporate Bonds, Vice Presidents--Corporate Bonds, Assistant Vice Presidents--Corporate Bonds, Second Vice Presidents--Corporate Bonds, Assistant Vice Presidents--Corporate Bond Administration, First Vice Presidents--Corporate Bond Liaison, Vice Presidents-- Corporate Bond Liaison, Assistant Vice Presidents--Corporate Bond Liaison, Senior Vice Presidents--Corporate Bond Sales, Assistant Vice Presidents--Corporate Planning & Development, Senior Vice Presidents--Derivative Marketing, Senior Vice Presidents-- Derivative Products, First Vice Presidents--Derivative Products, Vice Presidents--Direct Marketing, First Vice Presidents--Equity Arbitrage Group, Vice Presidents--Equity Arbitrage Group, Assistant Vice Presidents--Equity Arbitrage Group, President--Shearson Equity Management, Vice Presidents--Shearson Equity Management, Assistant Vice Presidents--Shearson Equity Management, Vice Presidents--Executive Compensation Planning, Managing Directors/Financial Consultant, Executive Vice Presidents/Financial Consultant, Senior Vice Presidents/Financial Consultants, First Vice Presidents/Financial Consultants, Vice Presidents/Financial Consultants, Assistant Vice Presidents/Financial Consultants, Second Vice Presidents/Financial Consultants, Senior Vice Presidents/Financial Consultants--Commodities, First Vice Presidents/Financial Consultants--Commodities, Vice Presidents/Financial Consultants--Commodities, Second Vice Presidents/Financial Consultants--Commodities, Senior Vice Presidents--Financial Futures and Options, First Vice Presidents--Financial Futures and Options, Vice Presidents--Financial Planning,

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Vice Presidents--Financial Reporting, Senior Vice Presidents--Fixed Income, Vice
Presidents--Fixed Income, Assistant Vice Presidents--Fixed Income, Second Vice Presidents--Fixed Income, Vice Presidents--Fixed Income International, Vice Presidents-- Fixed Income Research, Assistant Vice Presidents--Fixed Income Research, Second Vice Presidents--Fixed Income Research, Vice Presidents--Fixed Income Systems, Senior Vice Presidents--Foreign Currency Trading and Sales,
First Vice Presidents--Foreign Currency Trading and Sales, Vice Presidents--Foreign Currency Trading and Sales, Assistant Vice Presidents--Foreign Currency Trading and Sales, Vice Presidents--Foreign Exchange, Senior Vice Presidents--Futures, First Vice Presidents--Futures, Vice Presidents--Futures, Assistant Vice Presidents--Futures, Vice Presidents--Government Bonds, Vice Presidents-- Government Securities, Second Vice Presidents--Government Securities, Vice Presidents-- High Yield, Vice Presidents--Institutional Administration, Assistant Vice Presidents-- Institutional Administration, Senior Vice Presidents-- Institutional Equity Services, First Vice Presidents--Institutional Equity Services, Vice Presidents--Institutional Equity Services, Assistant Vice Presidents--Institutional Equity Services, First Vice Presidents-- Institutional Funds, Vice Presidents--Institutional Investor Services, First Vice Presidents-- Institutional Options, Vice Presidents--Institutional Options, Assistant Vice Presidents-- Institutional Options, Vice Presidents--Institutional Options & Futures, Assistant Vice Presidents--Institutional Options & Futures, Senior Vice Presidents--Institutional Sales, First Vice Presidents--Institutional Sales,
Vice Presidents--Institutional Sales, Second Vice Presidents--Institutional Sales, Senior Vice Presidents--International, First Vice Presidents- -International, Vice Presidents--International, Assistant Vice Presidents--International, Second Vice Presidents--International, Vice Presidents--International Operations, Senior Vice Presidents--Investments, First Vice Presidents--Investments, Vice Presidents-- Investments, Second Vice Presidents--Investments, Assistant Vice Presidents--Investment Banking, Vice President--Investment Strategy-Research, Vice Presidents--Latin America, First Vice Presidents--Leasing, First Vice Presidents--Loan Transaction, Vice Presidents-- Loan Transaction, Assistant Vice Presidents--Loan Transaction, Senior Vice Presidents-- Metals, Vice Presidents--Metals, Vice Presidents--Money Market, Senior Vice Presidents-- Municipals, Vice Presidents--Municipals, Assistant Vice Presidents--Municipals, Second Vice Presidents--Municipals, Vice Presidents--Mutual Funds, Vice Presidents--OTC Trading, Second Vice Presidents--OTC Trading, First Vice Presidents--Operations, Vice Presidents--Operations, Assistant Vice Presidents--Operations, Second Vice Presidents-- Operations, First Vice Presidents--Options Arbitrage, Vice Presidents--Options Arbitrage, Overseas Director, Vice Presidents--Personal Financial Planning, Vice Presidents--Public Finance, Vice Presidents--Real Estate, Assistant Vice Presidents--Regulatory Reporting, Senior Vice Presidents--Research, First Vice Presidents--Research, Vice Presidents-- Research, Assistant Vice Presidents--Research, Second Vice Presidents--Research, Vice Presidents--Research High Yield, Assistant Vice Presidents--Research Liaison, Senior Vice Presidents--Resident Manager, Vice Presidents--Resident Manager, Senior Vice Presidents--Risk Arbitrage, Vice Presidents--Risk
Arbitrage, Assistant Vice Presidents-- Risk Arbitrage, Vice Presidents--Securities International, Vice Presidents--Senior Economist, Vice Presidents--Senior Financial Planning, First Vice Presidents--Stock Loan, Vice Presidents--Stock Loan, Assistant Vice Presidents--Taxable Fixed Income
Research, Senior Vice Presidents--Trading, First Vice Presidents--Trading, Vice Presidents--Trading, Assistant Vice Presidents--Trading, Second Vice Presidents--Trading, Vice Presidents-- Trading Floor Technology, Vice Presidents--

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Unit Trust, Second Vice Presidents--Unit Trust) and such agents, as may be necessary or desirable for the business of the Corporation. Such other officers and agents shall have such duties and shall hold their offices for such terms as may be prescribed by the Board or by the appointing authority. However, absent specific affirmative action by the Board of Directors, holders of the noncorporate titles (including Davis, Skaggs Divisional Noncorporate Titles) of Chief Financial Officer of the Lehman Brothers Division, President of the Private Client Group of the Shearson Lehman Brothers Division, Managing Partner of the Lehman Brothers Division, Chief Administrative Officer of the Lehman Brothers Division, Chief Administrative Officer of the Shearson Lehman Brothers Division, Chief Financial Officer of the Shearson Lehman Brothers Division, Chief Technology and Operations Officer of the Lehman Brothers Division, President of the Asset Management Group of the Shearson Lehman Brothers Division, Advisory Director, Assistant Vice President, Controller--Commodities, Senior Vice President-- Administration, Vice President--Administration, Second Vice President--Administrative Manager, Senior Vice President--Arbitrage, First Vice President--Arbitrage, Vice President--Arbitrage, Vice President--Assistant Manager, Vice President--Associate Manager, Senior Vice President--Commodities, First Vice President--Commodities, Vice President--Commodities, Assistant Vice President--Commodities, Second Vice President-- Commodities, Assistant Vice President--Commodity Meteorologist, First Vice President-- Commodity Research, Vice President--Commodity Research, Assistant Vice President-- Commodity Research, Vice President--Communications Planning and Technology, Vice President--Control Administrator, Senior Vice President--Convertible Arbitrage, First Vice President--Convertible Arbitrage, Vice President--Convertible Arbitrage, Assistant Vice President--Convertible Arbitrage, Senior Vice President--Corporate Bonds, Vice President--Corporate Bonds, Assistant Vice President--Corporate Bonds, Second Vice President--Corporate Bonds, Assistant Vice President--Corporate Bond Administration, First Vice President--Corporate Bond Liaison, Vice President--Corporate Bond Liaison, Assistant Vice President--Corporate Bond Liaison, Senior Vice President--Corporate Bond Sales, Assistant Vice President--Corporate Planning & Development, Senior Vice President--Derivative Marketing, Senior Vice President--Derivative Products, First Vice President--Derivative Products, Vice President--Direct Marketing, First Vice President-- Equity Arbitrage Group, Vice President--Equity Arbitrage Group, Assistant Vice President--Equity Arbitrage Group, President--Shearson Equity Management, Vice President--Shearson Equity Management, Assistant Vice President--Shearson Equity Management, Vice President--Executive Compensation Planning, Managing Director/Financial Consultant, Executive Vice President/Financial Consultant, Senior Vice President/Financial Consultant, First Vice President/Financial Consultant, Vice President/Financial Consultant, Assistant Vice President/Financial Consultant, Second Vice President Financial/ Consultant, Senior Vice President/Financial Consultant-- Commodities, First Vice President/Financial Consultant--Commodities, Vice President/Financial Consultant--Commodities, Second Vice President/Financial Consultant--Commodities, Senior Vice President--Financial Futures and Options, First Vice President--Financial Futures and Options, Vice President--Financial Planning, Vice President--Financial Reporting, Senior Vice President--Fixed Income, Vice President-- Fixed Income, Assistant Vice President--Fixed Income, Second Vice President--Fixed Income, Vice President--Fixed Income International, Vice President--Fixed Income Research, Assistant Vice President--Fixed Income Research, Second Vice President--Fixed Income Research, Vice President--Fixed

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Income Systems, Senior Vice President--Foreign Currency Trading and Sales, First
Vice President--Foreign Currency Trading and Sales, Vice President--Foreign Currency Trading and Sales, Assistant Vice President--Foreign Currency Trading and Sales, Vice President--Foreign Exchange, Senior Vice President--Futures, First Vice President-- Futures, Vice President--Futures, Assistant Vice President--Futures, Vice President-- Government Bonds, Vice
President--Government Securities, Second Vice President-- Government Securities, Vice President--High Yield, Vice President--Institutional Administration, Assistant Vice President--Institutional Administration, Senior Vice President--Institutional Equity Services, First Vice President--Institutional Equity Services, Vice President--Institutional Equity Services, Assistant Vice President--Institutional Equity Services, First Vice President--Institutional Funds, Vice President--Institutional Investor Services, First Vice President--Institutional Options, Vice President--Institutional Options, Assistant Vice President--Institutional Options, Vice President--Institutional Options & Futures, Assistant Vice President--Institutional Options & Futures, Senior Vice President--Institutional Sales, First Vice President--Institutional Sales, Vice President-- Institutional Sales, Second Vice
President--Institutional Sales, Senior Vice President-- International, First
Vice President--International, Vice President--International, Assistant Vice President--International, Second Vice President--International, Vice President-- International Operations, Senior Vice President--Investments, First Vice President-- Investments, Vice President--Investments, Second Vice President--Investments, Assistant Vice President-- Investment Banking, Vice President--Investment Strategy-Research, Vice President--Latin America, First Vice President--Leasing, First Vice President--Loan Transaction, Vice President--Loan Transaction, Assistant Vice President--Loan Transaction, Senior Vice President--Metals, Vice President--Metals, Vice President-- Money Market, Senior Vice President--Municipals, Vice President--Municipals, Assistant Vice President--Municipals, Second Vice President--Municipals, Vice President--Mutual Funds, Vice President--OTC Trading, Second Vice President--OTC Trading, First Vice President--Operations, Vice President--Operations, Assistant Vice President--Operations, Second Vice President--Operations, First Vice President--Options Arbitrage, Vice President-- Options Arbitrage, Overseas Director, Vice President--Personal Financial Planning, Vice President--Public Finance, Vice President--Real Estate, Assistant Vice President--Regulatory Reporting, Senior Vice President--Research, First Vice President-- Research,
Vice President--Research, Assistant Vice President--Research, Second Vice President--Research, Vice President--Research High Yield, Assistant Vice President-- Research Liaison, Senior Vice President-- Resident Manager, Vice President--Resident Manager, Senior Vice President--Risk Arbitrage, Vice President--Risk Arbitrage, Assistant Vice President--Risk Arbitrage, Vice President--Securities International, Vice President-- Senior Economist, Vice President--Senior Financial Planning, First Vice President--Stock Loan, Vice President--Stock Loan, Assistant Vice President--Taxable Fixed Income Research, Senior Vice President--Trading, First Vice President-- Trading, Vice President-- Trading, Assistant Vice President--Trading, Second Vice President--Trading, Vice President--Trading Floor Technology, Vice President--Unit Trust, and Second Vice President--Unit Trust shall not be deemed to be corporate officers and shall not have authority to bind the Corporation to substantial obligations, and in the case of holders of departmental titles, shall not have the authority to bind the Corporation to any obligations outside their respective departments.
Accordingly, the holders of such noncorporate titles (including Davis, Skaggs Divisional Noncorporate Titles) as Chief Financial Officer of the Lehman
Brothers Division,

President of the Private Client Group of the Shearson Lehman Brothers Division, Managing Partner of the Lehman Brothers Division, Chief Administrative Officer of the Lehman Brothers Division, Chief Administrative Officer of the Shearson Lehman Brothers Division, Chief Financial Officer of the Shearson Lehman Brothers Division, Chief Technology and Operations Officer of the Lehman Brothers Division, President of the Asset Management Group of the Shearson Lehman Brothers Division, Advisory Director, Assistant Vice President, Controller--Commodities, Senior Vice President-- Administration, Vice President--Administration, Second Vice President--Administrative Manager, Senior Vice President--Arbitrage, First Vice President--Arbitrage, Vice President--Arbitrage Vice President--Assistant Manager, Vice President--Associate Manager Senior Vice President--Commodities, First Vice President--Commodities, Vice President--Commodities, Assistant Vice President--Commodities, Second Vice President-- Commodities, Assistant Vice President--Commodity Meteorologist, First Vice President-- Commodity Research, Vice President--Commodity Research, Assistant Vice President-- Commodity Research, Vice President--Communications Planning and Technology, Vice President--Control Administrator, Senior Vice President--Convertible Arbitrage, First Vice President--Convertible Arbitrage, Vice President--Convertible Arbitrage, Assistant Vice President--Convertible Arbitrage, Senior Vice President--Corporate Bonds, Vice President--Corporate Bonds, Assistant Vice President--Corporate Bonds, Second Vice President--Corporate Bonds, Assistant Vice President--Corporate Bonds Administration, First Vice President--Corporate Bond Liaison, Vice President--Corporate Bond Liaison, Assistant Vice President--Corporate Bond Liaison, Senior Vice President--Corporate Bond Sales, Assistant Vice President--Corporate Planning & Development, Senior Vice President--Derivative Marketing, Senior Vice President--Derivative Products, First Vice President--Derivative Products, Vice President--Direct Marketing, First Vice President-- Equity Arbitrage Group, Vice President--Equity Arbitrage Group, Assistant Vice President--Equity Arbitrage Group, President--Shearson Equity Management, Vice President--Shearson Equity Management, Assistant Vice President--Shearson Equity Management, Vice President--Executive Compensation Planning, Managing Director/Financial Consultant, Executive Vice President/Financial Consultant, Senior Vice President/Financial Consultant, First Vice President/Financial Consultant, Vice President/Financial Consultant, Assistant Vice President/Financial Consultant, Second Vice President/Financial Consultant, Senior Vice President /Financial Consultant-- Commodities, First Vice President/Financial Consultant--Commodities, Vice President/Financial Consultant--Commodities, Second Vice President/Financial Consultant--Commodities, Senior Vice President--Financial Futures and Options, First Vice President--Financial Futures and Options, Vice President--Financial Planning, Vice President--Financial Reporting, Senior Vice President--Fixed Income, Vice President-- Fixed Income, Assistant Vice President--Fixed Income, Second Vice President--Fixed Income, Vice President--Fixed Income International, Vice President--Fixed Income Research, Assistant Vice President--Fixed Income Research, Second Vice President--Fixed Income Research, Vice President--Fixed Income Systems, Senior Vice President--Foreign Currency Trading and Sales, First Vice President--Foreign Currency Trading and Sales,
Vice President--Foreign Currency Trading and Sales, Assistant Vice President--Foreign Currency Trading and Sales, Vice President--Foreign Exchange, Senior Vice President-- Futures, First Vice President--Futures, Vice President--Futures, Assistant Vice President-- Futures, Vice President--Government Bonds, Vice President--Government Securities, Second Vice President--Government Securities,

Vice President--High Yield, Vice President--Institutional Administration, Assistant Vice President--Institutional Administration, Senior Vice President--Institutional Equity Services, First Vice President-- Institutional Equity Services, Vice President--Institutional Equity Services, Assistant Vice President--Institutional Equity Services, First Vice President--Institutional Funds, Vice President--Institutional Investor Services, First Vice President--Institutional Options, Vice President--Institutional Options, Assistant Vice President--Institutional Options, Vice President--Institutional Options & Futures, Assistant Vice President--Institutional Options & Futures, Senior Vice President--Institutional Sales, First Vice President--Institutional Sales, Vice President--Institutional Sales, Second Vice President--Institutional Sales, Senior Vice President--International, First Vice President--International, Vice President-- International, Assistant Vice President--International, Second Vice President-- International, Vice President--International Operations, Senior Vice President-- Investments, First Vice President--Investments, Vice President--Investments, Second Vice President--Investment, Assistant Vice President--Investment Banking, Vice President-- Investments Strategy-Research, Vice President--Latin America, First Vice President-- Leasing, First Vice President--Loan Transaction, Vice President--Loan Transaction, Assistant Vice President--Loan Transaction, Senior Vice President--Metals, Vice President- -Metals, Vice President--Money Market, Senior Vice President--Municipals, Vice President--Municipals, Assistant Vice President--Municipals, Second Vice President-- Municipals, Vice President--Mutual Funds, Vice President--OTC Trading, Second Vice President--OTC Trading, First Vice President--Operations, Vice President--Operations, Assistant Vice President--Operations, Second Vice President--Operations, First Vice President--Options Arbitrage, Vice President--Options Arbitrage, Overseas Director, Vice President--Personal Financial Planning, Vice President--Public Finance, Vice President-- Real Estate, Assistant Vice President--Regulatory Reporting, Senior Vice President-- Research, First Vice President--Research, Vice President--Research, Assistant Vice President--Research, Second Vice President--Research, Vice President--Research High Yield, Assistant Vice President--Research Liaison, Senior Vice President--Resident Manager, Vice President--Resident Manager, Senior Vice President--Risk Arbitrage, Vice President--Risk Arbitrage, Assistant Vice President--Risk Arbitrage, Vice President-- Securities International, Vice President--Senior Economist, Vice President--Senior Financial Planning, First Vice President--Stock Loan, Vice President--Stock Loan, Assistant Vice President--Taxable Fixed Income Research, Senior Vice President--Trading, First Vice President--Trading, Vice President--Trading, Assistant Vice President--Trading, Second Vice President--Trading, Vice President-Trading Floor Technology, Vice President--Unit Trust, and Second Vice President--Unit Trust shall not be reportable as officers of the Corporation to any regulatory or self-regulatory authority, exchange, clearing corporation or the like.

SECTION 2. RESIGNATIONS. Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Board, the Chairman of the Board or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 3. REMOVAL. Any officer or agent of the Corporation may be removed, either with or without cause and without prejudice to any rights existing under any contract, at any time, by the Board at any meeting of the Board, or except in the case of an officer or agent elected or appointed by the Board, by any officer to whom the Board shall have delegated the power to appoint such officer being removed.

SECTION 4. VACANCIES. A vacancy in any office, whether arising from death, resignation, removal or any other cause, may be filled for the unexpired portion of the term of the office which shall be vacant, in the manner prescribed in these By-Laws for the regular election or appointment to such office.

SECTION 5. THE CHAIRMAN OF THE BOARD. The Chairman of the Board shall, if present, preside at each meeting of the shareholders and of the Board. He shall perform all duties incident to the office of Chairman of the Board and such other duties as may from time to time be assigned to him by the Board.

SECTION 6. THE CO-CHAIRMAN OF THE BOARD. The Co-Chairman of the Board shall, in the absence of the Chairman of the Board, preside at each meeting of the shareholders and the Board. He shall perform all duties incident to the office of Co- Chairman of the Board and such other duties as may from time to time be assigned to him by the Board.

SECTION 7. THE VICE CHAIRMAN OF THE BOARD. One of the Vice Chairmen of the Board shall, in the absence of the Chairman of the Board and the Co-Chairman of the Board, preside at each meeting of the shareholders and the Board. They shall perform all duties incident to the office of Vice Chairman of the Board and such other duties as may from time to time be assigned to them by the Board.

SECTION 8. THE CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall be the chief executive officer of the Corporation and shall have the general and active management of and supervision and direction over the business and affairs of the Corporation and over its several officers, subject, however, to the control of the Board. He shall, in the absence of the Chairman of the Board, the Co-Chairman of the Board and the Vice Chairmen of the Board, preside at each meeting of the shareholders and of the Board and shall be an ex officio member of all committees of the Board. He shall see that all orders and directions of the shareholders and the Board are carried into effect. He may sign, execute and deliver, in the name of the Corporation, all certificates, deeds, mortgages, bonds, contracts and other instruments authorized by the Board, except in cases where the signing, execution and delivery thereof shall be expressly delegated by the Board or by these By-Laws to some other officer or agent of the Corporation or except as otherwise provided by statute. He may affix the seal of the Corporation to any instrument which shall require it. In general, he shall perform all duties incident to the office of Chief Executive Officer and such other duties as from time to time may be assigned to him by the Board, or by these By-Laws.

SECTION 9. THE CHIEF OPERATING OFFICER. The Chief Operating Officer shall be the chief operating officer of the Corporation, and shall assist the Chief Executive Officer in the active management of and supervision and direction over the business and affairs of the Corporation and over its several officers, subject, however, to the control of the Board. He shall, in the absence of the Chairman of the Board, the Co-Chairman of the Board, the Vice Chairmen of the Board and the Chief Executive Officer, preside at each meeting of the shareholders and of the Board. He shall see that all orders and directions of the shareholders and the Board are carried into effect. In general, he shall perform all duties incident to the office of Chief Operating Officer and such other duties as from time to time may be assigned to him by the Board, or by these By-Laws.

SECTION 10. PRESIDENT. The President shall, in the absence of the Chairman of the Board, the Co-Chairman of the Board, the Vice Chairmen of the Board, the Chief Executive Officer and the Chief Operating Officer, preside at each meeting of the shareholders and of the Board. He shall perform all duties incident to the office of President and such other duties as may from time to time be assigned to him by the Board, or by these By-Laws.

SECTION 11. THE CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall be the chief financial officer of the Corporation, and shall render to the Board, whenever the Board may require, an account of the financial condition of the Corporation; shall make, sign and execute financial, tax and similar reports to any State, Federal or Municipal Government or Department; shall provide for the continuous review of all accounts and reports; and shall perform such other duties as may, from time to time, be assigned to him by the Board or the Chairman of the Board.

SECTION 12. THE CHIEF ADMINISTRATIVE OFFICER OR CO-CHIEF ADMINISTRATIVE OFFICERS. The Chief Administrative Officer or Co-Chief Administrative Officers as the case may be shall be the chief administrative officer(s) of the Corporation, and shall have responsibility for the various operational facilities and personnel and related support services of the Corporation. In general, they shall perform all duties incident to the office of the Chief Administrative Officer or Co-Chief Administrative Officer and such other duties as from time to time may be assigned to them by the Board or the Chairman of the Board.

SECTION 13. SENIOR MANAGING DIRECTOR OF THE CORPORATION. Each Senior Managing Director of the Corporation shall have such powers and perform such duties as the Board or the Chairman of the Board may from time to time prescribe, and shall perform such other duties as may be prescribed in these By-Laws. The office of Senior Managing Director of the Corporation described in this section shall be distinguished from the office of Senior Managing Director of a Division described in Section 18 of these By-Laws.

SECTION 14. VICE PRESIDENTS. Each Senior Executive Vice President, Executive Vice President, Senior Vice President, First Vice President and Vice President shall have such powers and perform such duties as the Board or the Chairman of the Board may from time to time prescribe, and shall perform such other duties as may be prescribed in these By-Laws.

SECTION 15. THE CONTROLLER. The Controller shall be the Chief Accounting Officer of the Corporation and shall cause to be maintained adequate records of all assets, liabilities and transactions of the Corporation; shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and have control of all the books of account of the Corporation; and shall perform such other duties as may, from time to time, be assigned to him by the Board or the Chairman of the Board.

SECTION 16.             THE TREASURER.  The Treasurer shall:

         a. have charge and custody of, and be responsible for, all the funds and securities of the Corporation;

         b. cause all monies and other valuables to be deposited to the credit of the Corporation in such depositories as may be designated by the Board;

         c. be responsible for managing the funds of the Corporation and arranging for short term financing to carry out the business of the Corporation; and

         d. in general, perform all the duties incident to the office of Treasurer and Chief Money Manager of the Corporation and such other duties as may from time to time be assigned to him by the Board or the Chairman of the Board.

SECTION 17.             THE SECRETARY.  The Secretary shall:

         a. keep or cause to be kept, in one or more books provided for the purpose, the minutes of all meetings of the Board, the committees of the Board and the shareholders;

         b. see that all notices are duly given in accordance with the provisions of these By-Laws and as required by law;

         c. be custodian of the records and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;

         d. see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

         e. in general, perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board or the Chairman of the Board.

SECTION 18. DIVISIONS AND DIVISIONAL OFFICERS AND NONCORPORATE TITLEHOLDERS. The Lehman Brothers Division shall carry on the investment banking, merchant banking, capital markets and related activities of the Corporation. The Chairman, Vice Chairman, President, Chief Executive Officer (or Co-Chief Executive Officers as the case may be) each Senior Managing Director and each Managing Director of the Lehman Brothers Division shall for all purposes be corporate Officers of the Corporation with authority at least commensurate with any Senior Vice President of the Corporation to enter into commitments on behalf of the Corporation, and shall have such further duties as may from time to time be assigned to each of them by the Board, the Chairman of the Board, or these By-Laws.

The Shearson Lehman Brothers Division shall carry on the individual investor and asset management and related activities of the Corporation. The Chairman, Vice Chairman, President and Chief Executive Officer of the Shearson Lehman Brothers Division shall for all purposes be a corporate Officer of the Corporation, and shall have such duties as may from time to time be assigned to him by the Board, the Chairman of the Board, or these By-Laws.


The Davis, Skaggs Division shall carry on business previously carried on by Davis, Skaggs & Co., Inc. The Davis, Skaggs Division shall initially include the noncorporate title of Vice President/Financial Consultant and shall from time to time include such other noncorporate titles as shall be available at the Corporation generally in accordance with Section 1 of this Article IV.

The Board may also from time to time by resolution establish other Divisions of the Corporation for such purposes as shall be specified in the resolution creating each such respective Division. The Chairman, each Senior Managing Director and each Managing Director of each such other Division shall likewise be corporate Officers of the Corporation and shall have such duties and such authority as shall from time to time be assigned to each of them by the Board, the Chairman of the Board, or these By-Laws.

The Chairman, the Senior Managing Directors and the Managing Directors of any Division shall not, however, unless otherwise so elected, be members of the Board of Directors of the Corporation.

SECTION 19. OFFICERS' BONDS OR OTHER SECURITY. If required by the Board, any officer of the Corporation shall give a bond or other security for the faithful performance of his duties, in such amount and with such surety or sureties as the Board may require.

SECTION 20. COMPENSATION. The compensation of the officers of the Corporation for their services as such officers may be fixed from time to time by the Board; provided, however, that the Board may delegate to any officer the power to fix the compensation of officers and agents appointed by such officer. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he is also a director of the Corporation, but any such officer who shall also be a director shall not have any vote in the determination of the amount of compensation paid to him.

SECTION 21. DIRECTORS AND OFFICERS OF SUBSIDIARIES. All directors and corporate officers of subsidiaries of the Corporation must be approved by the Board of Directors of this Corporation.

                                    ARTICLE V
                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

SECTION 1. EXECUTION OF CONTRACTS. Except as otherwise required by statute, the Certificate of Incorporation or these By-Laws, any contracts or other instruments may be executed and delivered in the name and on behalf of the Corporation by such officer or officers (including any assistant officer or officers) of the Corporation as the Board may from time to time direct. Such authority may be general or confined to specific instances as the Board may determine. Unless authorized by the Board or expressly permitted by these By-Laws, an officer or agent or employee shall not have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it pecuniarily liable for any purpose or to any amount. Notwithstanding the foregoing, any officer of the Corporation of the rank of Executive Vice President or above is authorized upon instruction from the Vice Chairman of the Board of the Corporation to sign on behalf of the Corporation the Memorandum of Agreement, dated May 13, 1982, among McLeod Young Weir Limited, the Corporation and Shearson Loeb Rhoades (Canada) Inc., and any other documents and agreements contemplated thereby which are required to be executed by the Corporation.

SECTION 2. LOANS. Unless the Board shall otherwise determine, the Chairman of the Board, the Co-Chairman of the Board, the Vice Chairmen of the Board, the Chief Executive Officer, the Chief Operating Officer, the President, any Executive Vice President, the Controller, the Treasurer or the Secretary may effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, but no officer or officers shall mortgage, pledge, hypothecate or transfer any securities or other property of the Corporation, except when authorized by the Board.

SECTION 3. CHECKS, DRAFTS, ETC. All checks, drafts, bills of exchange or other orders for the payment of money out of the funds of the Corporation, and all notes or other evidences of indebtedness of the Corporation, shall be signed in the name and on behalf of the Corporation by such persons and in such manner as shall from time to time be authorized by the Board or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board.

SECTION 4. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may from time to time designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, checks, drafts and other orders for the payment of money which are payable to the order of the Corporation may be endorsed, assigned and delivered by any officer or agent of the Corporation.

SECTION 5. GENERAL AND SPECIAL BANK ACCOUNTS. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these By-Laws, as it may deem expedient.

                                  ARTICLE VI
                                 SHARES, ETC.

SECTION 1. STOCK CERTIFICATES. Each owner of stock of the Corporation shall be entitled to have a certificate, in such form as shall be approved by the Board, certifying the number of shares of stock of the Corporation owned by him. The certificates representing shares of stock shall be signed in the name of the Corporation by the Chairman or a Vice Chairman of the Board of Directors, or the President or a Vice President, and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer and sealed with the seal of the Corporation (which seal may be a facsimile, engraved or printed); provided, however, that where any such certificate is countersigned by a transfer agent, or is countersigned by a transfer clerk acting on behalf of the Corporation and is registered by a registrar (which may be the same entity as the transfer agent) (other than the Corporation or one of its employees), the signatures of the Chairman of the Board, a Vice Chairman of the Board, President, Vice President, Secretary, Assistant Secretary, Treasurer or Assistant Treasurer upon such certificates may be facsimiles, engraved or printed. If any officer who has signed such certificates shall cease to be such officer before such certificates have been issued, they may nevertheless be issued by the Corporation with the same effect as if such officer were still in office at the date of their issue.

SECTION 2. BOOKS OF ACCOUNT AND RECORD OF SHAREHOLDERS. There shall be kept correct and complete books and records of account of all the business and transactions of the Corporation. There shall also be kept, at the office of the Corporation in the State of New York or at the office of its transfer agent within or without said State, a record containing the names and addresses of all shareholders of the Corporation, the number of shares of stock held by each, and the dates when they became the owners of record thereof.

SECTION 3. TRANSFERS OF SHARES. Transfers of shares of stock of the Corporation shall be made on the stock records of the Corporation only upon authorization by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent or transfer clerk, and on surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. Except as otherwise provided by law, the Corporation shall be entitled to recognize the exclusive right of a person in whose name any share or shares stand on the record of shareholders as the owner of such share or shares for all purposes, including, without limitation, the rights to receive dividends or other distributions, and to vote as such owner, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in any such share or shares on the part of any other person. Whenever any transfers of shares shall be made for collateral security and not absolutely and written notice thereof shall be given to the Secretary or to such transfer agent or transfer clerk, such fact shall be stated in the entry of the transfer.

SECTION 4. REGULATIONS. The Board may make such additional rules and regulations, not inconsistent with these By-Laws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer agents or one or more transfer clerks and one or more registrars and may require all certificates for shares of stock to bear the signature or signatures of any of them.

SECTION 5. FIXING OF RECORD DATE. The Board may fix, in advance, a date not more than sixty nor less than ten days before the date then fixed for the holding of any meeting of the shareholders or before the last day on which the consent or dissent of the shareholders may be effectively expressed for any purpose without a meeting, as the time as of which the shareholders entitled to notice of and to vote at such meetings or whose consent or dissent is required or may be expressed for any purpose, as the case may be, shall be determined, and all persons who were holders of record of voting stock at such time, and no others, shall be entitled to notice of and to vote at such meeting or to express their consent or dissent, as the case may be. The Board may fix, in advance, a date not more than sixty days preceding the date fixed for the payment of any dividend or the making of any distribution or the allotment of rights to subscribe for securities of the Corporation, or for the delivery of evidences of rights or evidences of interests arising out of any change, conversion or exchange of capital stock or other securities, as the record date for the determination of the shareholders entitled to receive any such dividend, distribution, allotment, rights or interests and in such case only the shareholders of record at the time so fixed shall be entitled to receive such dividend, distribution, allotment, rights or interests.

SECTION 6. LOST, DESTROYED OR MUTILATED CERTIFICATES. The holder of any certificate representing shares of stock of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of such certificate, and the Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it which the owners thereof shall allege to have been lost or destroyed or which shall have been mutilated, and the Board may, in its discretion, require such owner or his legal representatives to give to the Corporation a bond in such sum, limited or unlimited, and in such form and with such surety or sureties as the Board in its absolute discretion shall determine to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate, or the issuance of such new certificate. Anything herein to the contrary notwithstanding, the Board, in its absolute discretion, may refuse to issue any such new certificate, except pursuant to legal proceedings under the laws of the State of New York.

SECTION 7. INFORMATION TO SHAREHOLDERS AND OTHERS. Any person who shall have been a shareholder of record of the Corporation for at least six months immediately preceding his demand, or any person holding, or thereunto authorized by the holders of, at least 5 percent of the outstanding shares of stock of the Corporation,

      a. shall, upon at least five days' written demand to the Corporation, have the right to examine in person or by agent or attorney, during the usual business hours, its minutes of the proceedings of its shareholders and its record of shareholders and to make extracts therefrom, subject, however, to compliance by such person with such rules and regulations, not inconsistent with statute, as the Board may prescribe; and

      b. shall, upon at least five days' written request to the Corporation, be furnished by the Corporation with its balance sheet and profit and loss statement for the Corporation's fiscal year last preceding such request (or, if such balance sheet and profit and loss statement shall not have been prepared at the date of such request, the Corporation shall prepare them within a reasonable time thereafter and shall furnish them to such shareholder), together with the Corporation's most recent interim balance sheet and profit and loss statement, if any, that shall have been distributed to its shareholders or otherwise made available to the public.

Within two business days after written demand to the Corporation by any shareholder (or by any other person entitled to make such demand pursuant to statute) to inspect a current list of the directors and officers of the Corporation and their respective residence addresses, the Corporation shall, within two business days after its receipt of such demand and for a period of one week thereafter, make such a list available for such inspection at its principal office during regular business hours.

                                  ARTICLE VII
                                    OFFICE

The principal office of the Corporation within the State of New York shall be American Express Tower, World Financial Center, New York, New York, 10285 or at such other address within the State of New York as may be fixed by the Board.

                                 ARTICLE VIII
                                     SEAL

The seal of the Corporation shall be circular in form and shall include the words and numbers "Shearson Lehman Brothers Inc., Delaware, l965."

                                  ARTICLE IX
                                  AMENDMENTS

These By-Laws may be amended or repealed, or new By-Laws may be adopted, at any annual or special meeting of the shareholders, by vote of the shareholders entitled to vote in the election of directors; provided, however, that the notice of such meeting shall have been given as provided in these By-Laws, which notice shall mention that amendment or repeal of these By-Laws, or the adoption of new By-Laws, is one of the purposes of such meeting. These By-Laws may also be amended or repealed, or new By-Laws may be adopted, by the Board at any meeting thereof; provided, however, that notice of such meeting shall have been given as provided in these By-Laws, which notice shall mention that amendment or repeal of the By-Laws, or the adoption of new By-Laws, is one of the purposes of such meeting; and provided, further, that By-Laws adopted by the Board may be amended or repealed by the shareholders as hereinabove provided.

                                   ARTICLE X
                                 MISCELLANEOUS

No dividend shall be declared or paid which shall impair the capital of the Corporation nor shall any distribution of assets be made to any shareholder unless the value of the assets of the Corporation remaining after such payment or distribution is at least equal to the aggregate of its debts and liabilities, including capital.